ING PROTECTOR ELITE

A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
issued by
RELIASTAR LIFE INSURANCE COMPANY
and its
SELECT*LIFE VARIABLE ACCOUNT

Supplement Dated August 18, 2009

This supplement updates and amends certain information contained in your prospectus dated
April 28, 2008, and subsequent supplements thereto. Please read it carefully and keep it with your prospectus for future reference.
__________________________________________________________________________

NOTICE OF UPCOMING FUND MERGERS

Effective on or about October 26, 2009 (the “Merger Effective Date”), the following Disappearing Funds will be reorganized and merge with and into the following Surviving Funds:

Disappearing Funds	Surviving Funds
ING LifeStyle Aggressive Growth Portfolio (Class I)	ING Retirement Growth Portfolio (Class I)
ING LifeStyle Growth Portfolio (Class I)
ING LifeStyle Moderate Growth Portfolio (Class I)	ING Retirement Moderate Growth Portfolio (Class I)
ING LifeStyle Moderate Portfolio (Class I)	ING Retirement Moderate Portfolio (Class I)

IMPORTANT INFORMATION REGARDING THE UPCOMING FUND MERGERS

Prior to the Merger Effective Date, you may transfer amounts allocated to a subaccount that invests in a
Disappearing Fund to any other available subaccount or to the fixed account. See the “Transfers”
section on page 54 of your policy prospectus for information about making subaccount transfers, including applicable restrictions and limits on transfers.
On the Merger Effective Date, your investment in a subaccount that invests in a Disappearing Fund will automatically become an investment in the subaccount that invests in the corresponding Surviving Fund with an equal total net asset value. Unless you provide us with alternative allocation instructions, all future premiums received that would have been allocated to a subaccount corresponding to a
Disappearing Fund will be automatically allocated to the subaccount corresponding to the applicable
Surviving Fund. You may give us alternative allocation instructions by contacting our ING Customer
Service Center at P.O. Box 5011, Minot, ND 58702-5011, 1-877-886-5050 or
www. ingservicecenter.com. See the “Transfers” section on page 54 of your policy prospectus for information about making allocation changes.
After the Merger Effective Date, the Disappearing Funds will no longer exist and there will be no further disclosure regarding them in future supplements to the policy prospectus.
You will not incur any fees or charges or any tax liability because of the mergers, and your policy value immediately before the mergers will equal your policy value immediately after the mergers.

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IMPORTANT INFORMATION REGARDING THE SURVIVING FUNDS

  The Surviving Funds will be available through your policy beginning on the Merger Effective Date.
  The Surviving Funds are structured as “fund of funds.” A fund structured as a “fund of fund” may have higher fees and expenses than a fund that invests directly in debt and equity securities because it also incurs the fees and expenses of the underlying funds in which it invests. Unlike the Disappearing Funds, which have historically invested primarily in actively managed funds, the Surviving Funds invest primarily in funds that are passively managed index funds. Please refer to the fund prospectus for information about the aggregate annual operating expenses of a Surviving Fund and its corresponding underlying fund or funds.
  The Surviving Funds replace the Disappearing Funds in relation to the diversification requirements under the 20-Year Death Benefit Guarantee and Enhanced Lifetime Death Benefit Guarantee riders.
  Accordingly, for purposes of these riders your policy will be sufficiently diversified if at least 65% of your net policy value is allocated to one or more of the Surviving Funds. See the “20-Year Death Benefit Guarantee Rider” section beginning on page 41 and the “Enhanced Lifetime Death Benefit Guarantee Rider” section beginning on page 43 of your policy prospectus for more information about each rider’s diversification requirements.
  The following chart lists each Surviving Fund’s investment adviser/subadviser and investment objective. More detailed information about the Surviving Funds can be found in the current prospectus for each Surviving Fund.

Investment Adviser/
Fund Name	Subadviser	Investment Objective
ING Retirement Growth	Investment Adviser:	Seeks a high level of total return
Portfolio (Class I)	Directed Services LLC	(consisting of capital appreciation
	Asset Allocation Consultants:	and income) consistent with a
	ING Investment Management Co.	level of risk that can be expected
to be greater than that of ING
Retirement Moderate Growth
Portfolio.
ING Retirement Moderate	Investment Adviser:	Seeks a high level of total return
Growth Portfolio (Class I)	Directed Services LLC	(consisting of capital appreciation
	Asset Allocation Consultants:	and income) consistent with a
	ING Investment Management Co.	level of risk that can be expected
to be greater than that of ING
Retirement Moderate Portfolio but
less than that of ING Retirement
Growth Portfolio.
ING Retirement Moderate	Investment Adviser:	Seeks a high level of total return
Portfolio (Class I)	Directed Services LLC	(consisting of capital appreciation
	Asset Allocation Consultants:	and income) consistent with a
	ING Investment Management Co.	level of risk that can be expected
to be less than that of ING
Retirement Moderate Growth
Portfolio.

MORE INFORMATION IS AVAILABLE

More information about the Surviving Funds, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for that Surviving Fund. You may obtain these documents by contacting us at our:

ING Customer Service Center P.O. Box 5011 Minot, ND 58702-5011 1-877-886-5050

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